OTHER GAINS AND LOSSES—NET (Tables)	6 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Schedule of Other Gains and Losses—Net

		Three months ended June 30,		Six months ended June 30,
(in millions of Euros)	Notes	2021	2020	2021	2020
Realized gains / (losses) on derivatives (A)		31	(32)	45	(44)
Losses reclassified from OCI as a result of hedge accounting discontinuation (B)		—	(5)	—	(5)
Unrealized gains / (losses) on derivatives at fair value through profit and loss - net (A)		17	43	45	(10)
Unrealized exchange (losses) / gains from the remeasurement of monetary assets and liabilities – net	4	(1)	1	1	(1)
Impairment of assets (C)		—	(5)	—	(5)
Restructuring costs (D)		(2)	(11)	(3)	(11)
Losses on pension plan amendments	18	(2)	(2)	(2)	(2)
Other		1	—	1	(1)
Total other gains and losses - net		44	(11)	87	(79)
(A)Realized and unrealized gains and losses are related to derivatives entered into with the purpose of mitigating exposure to volatility in foreign currencies and commodity prices, and that do not qualify for hedge accounting.
(B)For the six months ended June 30, 2020, we determined that a portion of the hedged forecasted sales for the second half of 2020 and 2021, to which hedge accounting was applied, were no longer expected to occur. As a result, the fair value of the related derivatives accumulated in equity was reclassified in the Interim Income Statement and resulted in a €5 million loss.
(C)In June 2020, the main customer of the Nanjing Automotive Structures plant (China) announced a suspension of its operations and a strategic reorganization. As a result, we tested the asset for impairment and recorded an impairment charge of €5 million for the six months ended June 30, 2020.
(D)For the six months ended June 30, 2021 and 2020, restructuring costs amounted to €3 million and €11 million, respectively, and related to headcount reductions in Europe and in the U.S.